UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 23, 2018

RELIANT BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2018, the board of directors of Reliant Bancorp, Inc. (the “Company”) approved and adopted the Company’s Second Amended and Restated Bylaws, which amended and restated, in their entirety, the Company’s previous Amended and Restated Bylaws. The bylaws were amended solely to reflect the Company’s name change to Reliant Bancorp, Inc. and to remove a reference to the Company’s previous place of business.

A copy of the Second Amended and Restated Bylaws of Reliant Bancorp, Inc. is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Second Amended and Restated Bylaws of Reliant Bancorp, Inc., adopted January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: January 26, 2018
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr. Chairman, President, and Chief Executive Officer

EXHIBIT INDEX

3.1	Second Amended and Restated Bylaws of Reliant Bancorp, Inc., adopted January 23, 2018.*

*Filed herewith